UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) November 30, 2007
Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 649-2267
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
Signature
EXHIBIT INDEX
EX-2.1 AMENDMENT NO.1 TO AGREEMENT AND PLAN OF DISTRIBUTION
EX-10.1 TRANSITION SERVICES AGREEMENT
EX-10.2 EMPLOYEE MATTERS AGREEMENT
EX-10.3 INDEMNIFICATION AND INSURANCE MATTERS AGREEMENT
EX-10.4 MASTER CONFIDENTIAL DISCLOSURE AGREEMENT
EX-10.5 TAX SHARING AGREEMENT
EX-99.1 PRESS RELEASE DATED NOVEMBER 30, 2007

Item 1.01 Entry into a Material Definitive Agreement.
In accordance with the Agreement and Plan of Distribution by and among Synovus Financial Corp. (“Synovus”), Columbus Bank and Trust Company, a wholly owned subsidiary of Synovus (“CB&T”) and Total System Services, Inc. (“TSYS”), dated October 25, 2007 (the “Distribution Agreement”), on November 30, 2007, Synovus entered into a Transition Services Agreement (the “Transition Services Agreement”), an Employee Matters Agreement (the “Employee Matters Agreement”), an Indemnification and Insurance Matters Agreement (the “Indemnification and Insurance Matters Agreement”), and a Master Confidential Disclosure Agreement (the “Master Confidential Disclosure Agreement”) with TSYS. On November 30, 2007, Synovus also entered into a Tax Sharing Agreement (the “Tax Sharing Agreement”) with CB&T and TSYS. The terms and conditions of each of these agreements are described in further detail in Synovus’ Current Report on Form 8-K filed with the Securities and Exchange Commission on October 25, 2007, which descriptions are incorporated herein by reference in their entirety. The descriptions of the Transition Services Agreement, Employee Matters Agreement, Indemnification and Insurance Matters Agreement, Master Confidential Disclosure Agreement and Tax Sharing Agreement are qualified in their entirety by reference to the complete terms and conditions of these agreements which are attached as Exhibits 10.1 — 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.
On November 30, 2007, Synovus, CB&T and TSYS also entered into an amendment to the Distribution Agreement (the “Amendment”), which clarifies that the effective time of the spin-off transaction is expected to be prior to the close of business on December 31, 2007. This description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events.
On November 30, 2007, Synovus announced that its Board of Directors has set December 18, 2007 as the record date for the spin-off to Synovus’ shareholders of the shares of TSYS stock currently owned by Synovus indirectly through its ownership of CB&T. The distribution of the TSYS shares owned by Synovus will be made to Synovus shareholders on a pro rata basis on December 31, 2007. The spin-off will be tax-free to Synovus and its shareholders.
Based on the number of Synovus shares outstanding as of October 31, 2007, Synovus expects that it will distribute approximately .486 of a share of TSYS for each share of Synovus stock; however, the final distribution ratio will be based on the number of Synovus shares outstanding on December 18, 2007 and, accordingly, this preliminary distribution ratio is subject to change. Synovus shareholders will receive cash in lieu of fractional shares for amounts of less than one TSYS share. A copy of the press release issued by Synovus is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Distribution by and among Synovus Financial Corp., Columbus Bank and Trust Company and Total System Services, Inc., dated as of November 30, 2007

10.1	Transition Services Agreement by and between Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

Exhibit No.	Description

10.2	Employee Matters Agreement by and between Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.3	Indemnification and Insurance Matters Agreement by and between Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.4	Master Confidential Disclosure Agreement by and between Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.5	Tax Sharing Agreement by and among Synovus Financial Corp., Columbus Bank and Trust Company and Total System Services, Inc., dated as of November 30, 2007

99.1	Synovus’ press release dated November 30, 2007

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Synovus”)
Dated: November 30, 2007	By:	/s/ Kathleen Moates
Kathleen Moates
Senior Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Distribution by and among Synovus Financial Corp., Columbus Bank and Trust Company and Total System Services, Inc., dated as of November 30, 2007

10.1	Transition Services Agreement by and between Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.2	Employee Matters Agreement by and between Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.3	Indemnification and Insurance Matters Agreement by and between Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.4	Master Confidential Disclosure Agreement by and between Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.5	Tax Sharing Agreement by and among Synovus Financial Corp., Columbus Bank and Trust Company and Total System Services, Inc., dated as of November 30, 2007

99.1	Synovus’ press release dated November 30, 2007